                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-86457, 333-93516, 333-60651 and 333-109406 and
Form S-8 (Nos. 333-19197, 333-60079 and 333-60619) of Winston Hotels Inc. of our report dated March 10, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina
March 10, 2004



                                       1